Exhibit 99.2

Second Quarter 2014 Investor Presentation

Cautionary Statement

This investor presentation may contain forward-looking statements, as defined by federal securities laws, including statements about United's financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s filings with the Securities and Exchange Commission, including its 2013 Annual Report on Form 10-K and its most recent quarterly report on Form 10-Q under the sections entitled "Forward-Looking Statements". Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

Non-GAAP Measures

This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: fee revenue, operating expense, net income (loss), and equity to assets.

Management uses these non-GAAP financial measures because we believe they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix to this presentation.

United COMMUNITY BANKS, INC.

2

3 3 United at a Glance United at a Glance Founded in 1950 Third-largest bank holding company headquartered in Georgia with 1,500 employees Key Statistics as of 6/30/14 Key Statistics as of 6/30/14 (in billions) Assets Assets Deposits Deposits Loans Loans $7.35 $6.16 $4.41 Deposit Market Share Deposit Market Share (1) (1) Market Market Offices Offices Deposit Deposit Market Market Share Share Rank Rank No. Georgia 22 34% 1 Atlanta MSA 36 4 6 Gainesville 5 12 4 Coastal Georgia 8 4 7 W. North Carolina 19 13 3 E. Tennessee 8 2 8 (1) FDIC deposit market share and rank as of June 30, 2013 for markets where United takes deposits. Source: SNL and FDIC. Excludes 4 Loan Production Offices in GA, TN and SC, and one newly formed bank in Greenville, SC.

4 4 Footprint Footprint Savannah Nashville Greenville Asheville Atlanta Chattanooga Raleigh Charlotte Charleston Myrtle Beach Knoxville Current Footprint Blairsville Headquartered in Blairsville, Georgia with 103 locations in: Georgia; North Carolina; South Carolina; and Tennessee

5 5 Business and Operating Model Business and Operating Model Service is Point of Differentiation #1 in Customer Satisfaction according to Customer Service Profiles #1 in Southeast and #2 in US in Customer Satisfaction by national research company Golden rule of banking –treating people the way we want to be treated “The Bank that SERVICE Built SM ” Customer surveys consistently reveal 95%+ satisfaction rate Local CEOs with deep roots in their communities Resources of a $7.35 billion bank Operates in a number of the more demographically attractive U.S. markets Organic growth supported by de novos and selective acquisitions Twenty-eight “community banks” Strategic footprint with substantial banking opportunities Disciplined growth strategy “Community bank service, large bank resources”

6 6 2013 2013 – – Transformative Year Transformative Year Strengthened structure, resources, and financial performance Several years of credit clean-up Final classified asset sales Diversified loan portfolio Recalibrated core expense base $31 million reduction past three years Efficiency ratio below 60% DTA Allowance recaptured Redemption of all preferred stock (TARP) Re-established dividends to Parent Company and Shareholders Capital ratios strong Executed Strategies SCALABLE FOR GROWTH BEYOND $10 BILLION Key leadership roles Consumer underwriting Loan operations Mortgage Treasury services Lending SBA Healthcare Corporate CRE Income Asset based Strengthened Risk Management Business Investments

7 7 2014 Goals 2014 Goals Community bank service with large bank resources Strong local leadership and senior management Funding advantage in legacy markets Consistent and attractive culture Class leading customer satisfaction HOW? LEVERAGE OUR STRENGTHS Continue to invest in and improve commercial and retail capabilities Diversify portfolio –focus on C&I; owner occupied; specialized lending for healthcare, corporate, asset based and SBA; and, consumer lending Momentum building across footprint Invest in people; strengthen commercial and specialized lending group and markets Grow loans in mid-single digits Improve retail and small business bank Grow sales –better / diversified product design, merchandising and campaignexecution Streamline deliver processes that focus on how we serve our customers Increase core transaction deposits in the mid-single digits Grow net interest revenue Credit trends and costs continue at or below current levels Grow fee revenue modestly Maintain operating efficiency below 60% while investing in revenue producers Focus on acquisition opportunities

8 8 Highlights Second Quarter 2014 Highlights Second Quarter 2014 IMPROVING QUARTERLY RESULTS 2Q14 2Q14 1Q14 1Q14 Net Income $16.4M $15.8M EPS $.27 $.25 ROA .88% .85% ROCE 8.99% 8.64% Solid Improvement in Credit Quality Provision of $2.2 million vs. $48.5 million 2Q13 (classified assets sales) Net charge-offs decline to .38% of total loans vs. 6.87% in 2Q13 NPAs declined to .32% of total assets vs. .42% in 1Q14 and 44% in 2Q13 Allowance 1.66% of total loans vs. 1.73% at 1Q14 and 1.95 at 2Q13 Classified ratio of 23%, down from 27% at 1Q14 Operating Efficiencies Strengthen Efficiency ratio of 58.7%; significantly down from 68.9% a year ago Continued focus on reducing costs and improving fee revenue

9 9 Highlights Second Quarter 2014 Highlights Second Quarter 2014 Solid Capital Ratios and Cash Dividend to Shareholders Initiated quarterly cash dividend to shareholders in second quarter Tier I Common to Risk Weighted Assets of 10.7%; Tangible Common to RWAs of 13.9% Tier 1 Risk Based Capital of 11.8% and Tier I Leverage of 8.3% Core Fee Revenue Up $2 million across all categories compared to 1Q14 Gain on sales of SBA loans of $.7 million (added SBA team) Down from 2Q13 –mortgage volume and BOLI gain (non-core) Balance Sheet Loan growth this quarter of $54.6 million, or 5% annualized Restructured/deleverage securities portfolio –increasing yield, with securities gains $4.4 million Offset gains by charge of $4.4 million to prepay $44 million costly borrowings Overall –improved interest revenue and stabilized margin of 3.21% Continued Strong Core Transaction Deposit Growth Up $52 million in the second quarter or 6% annualized Up $303 million (9%) from year ago Represents 63% of total customer deposits compared to 34% at 4Q08

10 10 Earnings Per Share Earnings Per Share GOAL OF 1% ROA (1) (1) Excludes loss on classified asset sales and DTA recapture.

FINANCIAL REVIEW

12 12 Core Earnings Trend and Core Fee Revenue Core Earnings Trend and Core Fee Revenue Core Earnings $28.8 Million Up $1.4 million from 1Q14 and up $1.8 from a year ago. $ in millions 2Q14 1Q14 2Q13 Net Interest Revenue 54,950$ 781$ 19$ Fee Revenue 13,938 2,008 (125) Gross Revenue 68,888 2,789 (106) Operating Expense (Excl OREO) 40,131 1,382 (1,936) Pre-Tax, Pre-Credit (Core) 28,757$ 1,407$ 1,830$ Net Interest Margin 3.21% - % (.12)% Variance - Increase / (Decrease) 2Q14 1Q14 2Q13 Overdraft Fees 2,944$ 24$ (88)$ Interchange Fees 3,976 445 338 Other Service Charges 1,607 160 305 Total Service Charges and Fees 8,527 629 555 Mortgage Loan & Related Fees 1,877 523 (1,126) Brokerage Fees 1,245 68 182 Other 2,289 788 264 Total Fee Revenue - Core 13,938 2,008 (125) Non-Core (1) 205 (41) (1,675) Reported - GAAP 14,143$ 1,967$ (1,800)$ Variance - Increase / (Decrease) (1) Includes securities gains (losses) and losses on prepayment of borrowings, gains from sales of low income housing tax credits, gains on bank owned life insurance policies, and gains and losses on deferred compensation plan assets. CORE EARNINGS CORE FEE REVENUE $ in thousands

13 13 Core Operating Expenses Core Operating Expenses (1) Includes foreclosed property costs, severance, and gains and losses on deferred compensation plan liabilities. $ in thousands 2Q14 1Q14 2Q13 Salaries & Employee Benefits 23,988$ (223)$ 859$ Communications & Equipment 3,037 (202) (431) Occupancy 3,262 (116) (187) FDIC Assessment 1,425 72 (1,080) Advertising & Public Relations 1,139 513 102 Postage, Printing & Supplies 804 28 (90) Professional Fees 2,172 745 (327) Other Expense 4,304 565 (782) Core Operating Expenses 40,131 1,382 (1,936) Non-Core (1) 401 100 (6,355) Reported GAAP 40,532$ 1,482$ (8,291)$ 2Q14 1Q14 2Q13 Efficiency Ratio 58.7% 59.1% 68.9 % Variance - Increase / (Decrease)

14 14 Key Drivers of Net Interest Revenue / Margin Key Drivers of Net Interest Revenue / Margin Net Interest Revenue 2Q growth impacted by: Net loan growth Higher securities yield Offset partially by pricing competition $ in millions KEY DRIVERS OF NIR NET INTEREST REVENUE & MARGIN Loan / Securities Pricing Deposit Pricing (excl. brokered) Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s • CD pricing reflects the quarter-average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter • CD pricing reflects the quarter-average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter CDs MMDA NOW

Net Income

$ in thousands

Quarterly Net Income *$ in millions*	
2Q14	$16.4
1Q14	$15.4
4Q13	15.9
3Q13	15.5
2Q13	230.0

60.1M Shares Outstanding

NET OPERATING INCOME

	2Q14	Variance - Increase / (Decrease) 1Q14	2Q13
Core Earnings (Pre-Tax, Pre-Credit)	**$ 28,757**	**$ 1,407**	**$ 1,830**
Provision for Loan Loss	2,200	(300)	(46,300)
NON-CORE FEE REVENUE:			
Securities Gains	4,435	4,218	4,435
Loss on Prepayment of Borrowings	(4,446)	(4,446)	(4,446)
Sale of Low Income Housing Tax Credits Gain	-	-	(468)
Bank Owned Life Insurance Policy Gain	-	-	(1,366)
Deferred Compensation Plan Assets Gain	216	187	170
Total Non-Core Fee Revenue	**205**	**(41)**	**(1,675)**
NON-CORE OPERATING EXPENSES:			
Foreclosed Property Write Downs	305	28	(1,064)
Foreclosed Property (Gains) Losses on Sales	(423)	98	(3,368)
Forclosed Property Maintenance Expenses	220	(140)	(617)
Severance Costs	83	(73)	(1,476)
Gains (Losses) on Deferred Comp Plan Liability	216	187	170
Total Non-Core Operating Expenses	**401**	**100**	**(6,355)**
Income Tax Expense	10,004	609	266,417
Net Income	**$ 16,357**	**$ 957**	**$ (213,607)**
Preferred Stock Dividends	-	(439)	(3,054)
Net Income Avail to Common Shareholders	**$ 16,357**	**$ 1,396**	**$ (210,553)**
Net Income Per Share	**$ .27**	**$ .02**	**$ (3.63)**
Tangible Book Value	**$ 11.91**	**$ .28**	**$ 1.09**
Return on Assets	**.88 %**	**.03 %**	**(12.46) %**
Return on Common Equity	**8.99**	**.35**	**(188.23)**

United COMMUNITY BANKS, INC.
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16 16 Customer Deposit Mix & Core Growth Customer Deposit Mix & Core Growth $ in thousands Time >$100M 9% Demand & NOW 37% Deposits by % / Customer Mix Public Funds 14% Time <$100M 14% MMDA & Sav 26% Time >$100M 22% Demand & NOW 23% Public Funds 14% Time <$100M 31% MMDA & Sav 10% 2Q14 $5.7B 63%* 2Q08 $6.2B 34%* 2Q14 1Q14 2Q13 4Q08 Demand / NOW 2,106$ 2,073$ 1,916$ 1,457$ MMDA / Savings 1,518 1,499 1,406 630 Core Transaction 3,624 3,572 3,322 2,087 Time < $100,000 801 828 977 1,945 Public Deposits 760 804 674 755 Total Core 5,185 5,204 4,973 4,787 Time >$100,000 521 539 632 1,336 Public Deposits 33 34 32 87 Total Customer 5,739 5,777 5,637 6,210 Brokered Deposits 425 471 375 793 Total Deposits 6,164$ 6,248$ 6,012$ 7,003$ Total Deposit Mix Core Deposit Growth –Category & Market CATEGORY 2Q14 YTD MARKET 2Q14 YTD Demand 40.2$ 135.9$ Atlanta 21.1$ 80.7$ MM Accounts 9.9 21.1 N. Georgia 4.8 50.6 Savings 8.4 28.2 North Carolina 20.8 19.9 NOW (6.5) 1.6 Coastal Georgia 1.4 15.9 Total Categories 52.0$ 186.8$ Tennessee 2.0 4.10 Gainesville 0.9 12.4 Growth (Annualized) 6 % South Carolina 1.0 3.2 52.0$ 186.8$ Growth Growth *% of core transaction customer deposits Significant growth in core transaction deposits since 4Q08

17 17 Capital Ratios Capital Ratios Holding Company Well- Cap 2Q14 1Q14 4Q13 3Q13 2Q13 Tier I RBC 6% 11.8% 11.1% 12.7% 14.2% 13.7 % Total RBC 10 13.0 12.4 14.0 15.5 15.2 Leverage 5 8.3 8.0 9.1 10.0 9.8 Tier 1 Common RBC 10.7 10.1 9.3 9.0 8.5 Tangible Common to Assets 9.6 9.2 9.0 9.0 6.3 Tangible Equity to Assets 9.6 9.5 11.6 11.8 9.1 Bank Well- Cap 2Q14 1Q14 4Q13 3Q13 2Q13 Tier 1 RBC 6% 13.4% 12.6% 13.5% 14.5% 14.2 % Total RBC 10 14.6 13.9 14.8 15.7 15.5 Leverage 5 9.4 9.1 9.6 10.2 10.1

LOAN PORTFOLIO & CREDIT QUALITY

19 19 Loan Portfolio Loan Portfolio (total $4.41 billion) (total $4.41 billion) Diversifying Portfolio Geographic Diversity Residential Mortgage 30% $1.31 Resi Constr 7% $.30 Consumer 7% $.32 By Loan Type 1Q11 $4.194 2Q14 $4.410 Constr 8% $.350 A&D 10% $.413 Constr 5% $.241 A&D 5% $.221 Reduced concentrations of A&D and Investor RE loans Total Loans Loan Diversification & Type • Reducing land exposure • Focus on small business, C&I, and specialized lending • Enhanced retail products $ in billions

20 20 New Loans Funded and Advances New Loans Funded and Advances (1) (1) $ in millions CATEGORY 2Q14 1Q14 2Q13 2Q14 1Q14 2Q13 Commercial C & I 115.4$ 74.7$ 58.3$ Atlanta 91.0$ 86.1$ 94.2$ Owner Occupied CRE 65.6 48.9 50.7 Coastal Georgia 28.5 31.1 26.7 Income Producing CRE 40.8 41.1 30.4 N. Georgia 69.0 41.3 64.5 Commercial Constr. 2.7 1.9 3.6 North Carolina 21.0 16.9 39.7 Total Commercial 224.5 166.6 143.0 Tennessee 16.7 9.6 25.7 Residential Mortgage 19.2 15.2 70.6 Gainesville 10.1 8.9 14.8 Residential HELOC 32.9 30.1 38.4 South Carolina 88.3 60.3 33.7 Residential Construction 34.0 29.6 31.6 Other (Indirect Auto) 32.2 33.3 104.5 Consumer 46.2 46.0 120.2 Total Markets 356.8$ 287.5$ 403.8$ Total Categories 356.8$ 287.5$ 403.8$ New Loans Funded and Advances MARKET (1) Represents new loans funded and net loan advances (net of payments on lines of credit)

21 21 Commercial Loans Commercial Loans (total $2.47 billion) (total $2.47 billion) $ in billions Geographic Diversity Income Producing 24% $.60B C & I 22% $.55B Comm Constr 7% $.16B Average Loan Size By Loan Type

22 22 Retail Retail (total $1.63 billion) (total $1.63 billion) Geographic Diversity Home Equity LOC 28% $.451B Avg loan size $48 thousand By Loan Type Mortgage 53% $.861B Avg loan size $101 thousand $ in billions Consumer 6% $.105B Indirect Auto 13% $.216B Success with new portfolio products and HELOCs Conservative underwriting 62.8% of HE Primary Lien

23 23 Residential Construction Residential Construction (total $302 million) (total $302 million) $ in millions Geographic Diversity Raw 12% $36 Lot 50% $151 By Loan Type Developing 11% $34 Sold 21% $62 Spec 6% $19 2Q14 1Q14 4Q13 3Q13 2Q13 2Q14 vs. 2Q13 TOTAL COMPANY Land Loans Developing 34$ 37$ 39$ 40$ 42$ (8)$ Raw 36 37 38 35 36 - Lot 151 159 166 167 173 (22) Total 221 233 243 242 251 (30) Construction Loans Spec 19 19 23 30 34 (15) Sold 62 66 62 46 47 15 Total 81 85 85 76 81 - Total 302$ 318$ 328$ 318$ 332$ (30)$ CONSTRUCTION

24 24 Credit Quality Credit Quality $ in millions 2Q14 1Q14 4Q13 3Q13 2Q13 Net Charge-offs 4.2$ 4.0$ 4.4$ 4.5$ 72.4$ as % of Average Loans .38% .38% .41% .42% 6.87 % Allowance for Loan Losses 73.2$ 75.2$ 76.8$ 80.4$ 81.8$ as % of Total Loans 1.66% 1.73% 1.77% 1.88% 1.95 % as % of NPLs 353 299 286 308 294 Past Due Loans (30 - 89 Days) .32% .40% .58% .45% .49% Non-Performing Loans 20.7$ 25.2$ 26.8$ 26.1$ 27.9$ OREO 3.0 5.6 4.2 4.5 3.9 Total NPAs 23.7 30.8 31.0 30.6 31.8 Performing Classified Loans 147.5 164.9 172.7 173.6 176.3 Total Classified Assets 171.2$ 195.7$ 203.7$ 204.2$ 208.1$ as % of Tier 1 / Allowance 23% 27% 27% 26% 27 % Accruing TDRs (see page 27) 84.5$ 77.9$ 78.7$ 79.8$ 77.8$ As % of Original Principal Balance Non-Performing Loans 66.5% 65.8% 65.3% 61.6% 62.6 % OREO 50.4 53.9 44.5 41.5 31.6 Total NPAs as % of Total Assets .32 .42 .42 .42 .44 as % of Loans & OREO .54 .71 .72 .72 .76

25 25 Non Non - - Performing Loans (NPLs) Inflow Trends Performing Loans (NPLs) Inflow Trends $ in millions Quarterly NPL Inflows Total NPLs

26 26 Performing Classified Loans Performing Classified Loans $ in millions 2Q13 3Q13 4Q13 1Q14 2Q14 Commercial: Commercial & Industrial 11$ 10$ 9$ 8$ 6$ Owner Occupied 43 40 43 48 48 Total C & I 54 50 52 56 54 Income Producing CRE 36 36 34 37 25 Commercial Construction 16 17 17 5 4 Total Commercial 106 103 104 98 83 Residential Mortgage 51 53 52 51 49 Residential Construction 17 16 14 13 13 Consumer / Installment 2 2 3 2 2 Total Performing Classified 176$ 174$ 173$ 164$ 147$ Classified to Tier 1 + ALL 27% 26% 27% 27% 23% By Category

27 27 TDRs TDRs $ in millions LOAN TYPE 2Q14 vs. 2Q13 2Q14 vs. 2Q13 2Q14 vs. 2Q13 Commercial (Sec by RE) 43.8$ 40.4$ 1.9$ 2.0$ 45.7$ 42.4$ Commercial & Industrial 2.9 2.9 - .1 2.9 3.0 Commercial Construction 11.1 12.9 .1 .1 11.2 13.0 Total Commercial 57.8 56.2 2.0 2.2 59.8 58.4 Residential Mortgage 17.9 14.3 2.2 2.1 20.1 16.4 Residential Construction 8.4 7.2 2.0 2.7 10.4 9.9 Consumer Installment .3 .1 - .1 .3 .2 Total 84.5$ 77.8$ 6.2$ 7.1$ 90.7$ 84.9$ Accruing (1) Non-Accruing Total TDRs Accruing TDRs TDR credit quality improving Accruing TDR past due 30 –89 days = 2.83% 42% of accruing TDRs are pass credits (1) 63.8 percent of accruing TDR loans have an interest rate of 4 percent or greater

28 28 Net Charge Net Charge - - offs by Category & Market offs by Category & Market $ in thousands NET CHARGE-OFFS BY CATEGORY Total % of Avg Loans 1Q14 4Q13 3Q13 2Q13 Commercial (Sec. by RE): Owner Occupied (1,836)$ (.64) % .10% .57% .58% 5.85 % Income Producing 435 .29 .13 .21 .14 5.45 Total Comm (Sec. by RE) (1,401) (.32) .11 .44 .49 5.70 Commercial & Industrial 662 .52 .35 (.13) .12 13.91 Commercial Construction 131 .34 - (.02) .39 17.53 Total Commercial (608) (.10) .15 .30 .36 7.96 - - - 2.52 Residential Mortgage 2,509 1.17 .70 .64 .31 2.52 Home Equity LOC 466 .42 .93 .38 .37 1.04 Residential Construction 1,671 2.13 .27 .40 1.31 20.91 Consumer/ Installment 137 .18 .54 .62 .28 .10 Total Net Charge-offs 4,175$ .38 .38 .41 .42 6.87 NET CHARGE-OFFS BY MARKET North Georgia (741)$ (.25) % .42% .51% .66% 17.20 % Atlanta MSA 1,481 .46 .39 .20 .33 3.21 North Carolina 2,161 1.55 .41 .76 .49 1.36 Coastal Georgia 116 .11 .49 .33 .14 .49 Gainesville MSA 797 1.23 .22 .54 .15 .19 East Tennessee 288 .42 .35 .46 .51 1.01 South Carolina / Corporate - - - - - - Other (Indirect Auto) 73 .14 .14 .20 .17 .24 2Q14 % of Average Loans (Annualized)

NPAs by Loan Category & Market

$ in thousands

2Q14

	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 2,975	$ 653	$ 3,628
Income Producing	1,032	242	1,274
Commercial & Industrial	1,102	-	1,102
Commercial Construction	95	-	95
Total Commercial	5,204	895	6,099
Residential Mortgage	10,201	1,426	11,627
HELOC	510	128	638
Residential Construction	4,248	520	4,768
Consumer/ Installment	561	-	561
Total	$ 20,724	$ 2,969	$ 23,693
MARKET			
Gainesville	$ 921	$ 49	$ 970
Coastal Georgia	782	80	862
East Tennessee	1,218	323	1,541
North Carolina	5,314	615	5,929
Atlanta MSA	3,883	510	4,393
North Georgia	8,216	1,392	9,608
Indirect Auto	390	-	390

2Q13

	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 5,283	$ 547	$ 5,830
Income Producing	1,954	-	1,954
Commercial & Industrial	548	-	548
Commercial Construction	504	376	880
Total Commercial	8,289	923	9,212
Residential Mortgage	12,847	1,303	14,150
HELOC	1,491	140	1,631
Residential Construction	4,838	1,570	6,408
Consumer/ Installment	399	-	399
Total	$ 27,864	$ 3,936	$ 31,800
MARKET			
Gainesville	$ 1,008	$ -	$ 1,008
Coastal Georgia	2,588	627	3,215
East Tennessee	1,123	200	1,323
North Carolina	6,512	295	6,807
Atlanta MSA	3,803	1,197	5,000
North Georgia	12,830	1,617	14,447

Non Performing Assets



$32.0
$29.0
$26.0
$23.0
$20.0
$31.8
$30.6
$31.0
$30.8
$23.7
*NPAs to total assets – .32% / Allowance to loans at 1.66%
2Q13
3Q13
4Q13
1Q14
2Q14
Non-Performing Loans
Foreclosed Properties (OREO)

United
COMMUNITY BANKS, INC.

29

APPENDIX

31 31 Experienced Proven Leadership Experienced Proven Leadership • Over 40 years in banking • Led company from $42 million in assets in 1989 to $7.3 billion today • Trustee of Young Harris College • Georgia Power Company Board Member • GA Economic Developers Association Spirit of Georgia Award recipient • Over 31 years in banking • Responsible for overall operations • Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group • Over 36 years in banking • Responsible for accounting, finance and reporting activities, M&A, and investor relations • Former CAO and Controller for State Street Corporation • Former ABA Accounting Committee Chairman • Over 31 years in banking • Responsible for Risk Management and Credit Risk Administration; Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets • Former EVP & SCO for SunTrust Banks • Over 36 years in banking • Responsible for 28 community banks with 103 branch offices • Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank • Former Georgia Board of Natural Resources Board Chairman • Over 24 years in lending • Responsible for specialized lending • Former SBA head: TD Bank and Carolina First’s SBA programs • Former President of UPS Capital Business Credit • Highly decorated Commander in the U.S. Naval Reserve Intelligence Program (retired)

32 32 Market Share Opportunities & Demographics Market Share Opportunities & Demographics North Georgia $ 6.4 $ 2.2 11 22 34% 1 Western North Carolina 10.9 .9 1 19 8 3 Gainesville MSA 2.7 .3 1 5 12 4 Atlanta MSA 54.4 2.2 10 36 4 7 Coastal Georgia 7.0 .3 2 8 4 7 East Tennessee 15.6 .3 2 8 2 8 Total Markets $ 97.0 $ 6.2 27 98 ¹ FDIC deposit market share and rank as of 6/13 for markets where United takes deposits. Data Source: SNL and FDIC. 2 Based on current quarter. 3 Excludes four loan production offices and one full service banking office in Greenville, SC. Population Actual Projected Markets 1 (in thousands) 2010 - 2014 2014 - 2019 Atlanta, GA MSA 5,574 5% 3% East Tennessee 877 3 3 Greenville-Mauldin-Easley, SC MSA 856 4 4 Western North Carolina 443 2 5 Coastal Georgia 401 5 4 North Georgia 385 - 3 Gainesville, GA MSA 189 5 2 Total Markets Georgia 10,072 4 3 North Carolina 10,358 4 5 Tennessee 6,532 3 4 South Carolina 4,792 4 5 United States 317,199 3 3 ¹ Population data is for 2014 and includes those markets where United takes deposits. Data Source: SNL Population Growth (%) FAST GROWING MARKETS EXCELLENT GROWTH OPPORTUNITIES Markets Banks Offices (3) Rank (1) Market Deposits (in billions) (1) United Deposits (in billions) (2,3) Deposit Share (1)

33 33 Liquidity Liquidity 2Q14 1Q14 2Q13 vs 2Q13 Loans 4,410$ 4,356$ 4,189$ 54$ 221$ Core (DDA, MMDA, Savings) 3,624$ 3,572$ 3,322$ 52$ 302$ Public Funds 793 838 707 (45) 86 CD's 1,322 1,367 1,608 (45) (286) Total Deposits (excl Brokered) 5,739$ 5,777$ 5,637$ (38)$ 102$ Loan to Deposit Ratio 77% 75% 74% Investment Securities: Available for Sale -Fixed 1,076$ 948$ 1,120$ 128$ (44)$ -Floating 665 890 817 (225) (152) Held to Maturity -Fixed 443 459 197 (16) 246 -Floating 6 6 18 - (12) Total Investment Securities 2,190 2,303 2,152 (113) 38 Floating as % of Total Securities 31% 39% 39% vs 1Q14 Variance Unused Capacity 2Q14 1Q14 2Q13 vs1Q14 vs 2Q13 Wholesale Borrowings Brokered Deposits 1,403$ (1) 424$ 470$ 375$ (46)$ 49$ FHLB 921 175 50 70 125 105 Holding Company LOC 10 40 40 - - 40 Fed Funds 882 25 30 - (5) 25 Other Wholesale - 11 53 54 (42) (43) Total 3,216$ 675$ 643$ 499$ 32$ 176$ Long-Term Debt Senior Debt 75$ 75$ 35$ -$ 40$ Sub-Debt - - 35 - (35) Trust Preferred Securities 55 55 55 - - Total Long-Term Debt 130$ 130$ 125$ -$ 5$ Variance $ in millions (1) Estimated brokered deposit total capacity at 25% of assets

34 34 Business Mix Business Mix – – Deposits Deposits (at quarter (at quarter - - end) end) 2Q14 vs. DEPOSITS BY CATEGORY 2Q14 1Q14 4Q13 3Q13 2Q13 2Q13 Demand & Now 2,106$ 2,073$ 1,969$ 1,979$ 1,916$ 190$ MMDA & Savings 1,518 1,499 1,468 1,437 1,406 112 Core Transaction Deposits 3,624 3,572 3,437 3,416 3,322 302 Time < $100,000 801 828 888 920 977 (176) Time ≥ $100,000 < $250,000 441 427 443 473 512 (71) Public Deposits 760 804 863 734 674 86 Total Core Deposits 5,626 5,631 5,631 5,543 5,485 141 Time ≥ $250,000 110 112 114 120 120 (10) Public Deposits 33 34 32 31 32 1 Total Customer Deposits 5,769 5,777 5,777 5,694 5,637 132 Brokered Deposits 425 471 425 419 375 50 Total Deposits 6,194$ 6,248$ 6,202$ 6,113$ 6,012$ 182$ $ in millions

35 35 Core Transaction Deposits Core Transaction Deposits 1Q14 South Carolina 99.0% 99.0 % Gainesville MSA 72.4 71.0 Coastal GA 70.6 69.6 East TN 66.2 65.9 North Carolina 66.0 64.2 Atlanta MSA 65.9 65.0 North Georgia 54.2 52.7 Total 63.1% 61.8% 2Q14 Core Transactions / Total Deposits $ in millions

36 36 Lending & Credit Environment Lending & Credit Environment PROACTIVELY ADDRESSING CREDIT ENVIRONMENT • Centralized underwriting and approval process • Segregated work-out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals x Weekly past due meetings x Weekly NPA/ORE meetings x Quarterly criticized watch loan review meetings x Quarterly pass commercial and CRE portfolio review meetings $ in millions

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	30-Jun-14 Amount	Percent
Land Develop - Vacant (Improved)	$ 53	34 %
Raw Land - Vacant (Unimproved)	26	16
Multi-Residential	25	16
Commercial Land Development	16	10
Office Buildings	11	7
Other Properties	10	6
Churches	7	4
Hotels / Motels	5	3
Mfg Facility	3	2
Retail Building	2	1
Warehouse	2	1
Total Commercial Construction	$ 160	

Average Loan Size ($ in thousands)

- Commercial Construction $446
- Commercial RE:
  - Composite CRE 469
  - Owner Occupied 440
  - Income Producing 598

Commercial RE Characteristics

- 66.1% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $15 million project limit

COMMERCIAL REAL ESTATE

			30-Jun-14	
	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 313.9	$ 152.1	$ 466.0	26.4 %
Retail Building	100.1	149.9	250.0	14.2
Warehouse	120.2	57.9	178.1	10.1
Churches	139.0	-	139.0	7.9
Other Properties	108.1	38.6	146.7	8.3
Convenience Stores	87.4	17.7	105.1	6.0
Hotels / Motels	-	63.5	63.5	3.6
Restaurants/Franchise Fast Food	35.1	26.9	62.0	3.5
Mfg Facility	49.1	5.3	54.4	3.1
Farmland	50.4	-	50.4	2.9
Multi-Resi Properties	-	50.3	50.3	2.9
Leasehold Property	16.6	15.1	31.7	1.8
Golf Course/Country Club	25.7	-	25.7	1.5
Automotive Dealership	17.2	8.0	25.2	1.4
Automotive Service	17.9	.1	18.0	1.0
Daycare Facility	9.3	8.1	17.4	1.0
Funeral Home	14.3	.6	14.9	.8
Carwash	16.5	-	16.5	.9
Assisted Living / Nursing Home	9.6	-	9.6	.5
Marina	7.2	-	7.2	.4
Mobile Home Parks	-	4.9	4.9	.3
Movie Theaters/Bowling/Rec	4.7	-	4.7	.3
Other Small Business	20.7	-	20.7	1.2
Total Commercial Real Estate	$ 1,163.0	$ 599.0	$ 1,762.0	

United COMMUNITY BANKS, INC.
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Loans by Business Mix and Region

$ in millions

	2Q14	1Q14	4Q13	3Q13	2Q13	2Q14 vs. 2Q13
QUARTERLY LOANS - BUSINESS MIX BY CATEGORY						
Commercial:						
Comm & Indus	$ 554	$ 495	$ 472	$ 457	$ 437	$ 117
Owner Occ'd	1,163	1,142	1,134	1,129	1,119	44
Total C & I	1,717	1,637	1,606	1,586	1,556	161
Income Prod CRE	598	624	623	614	629	(31)
Comm Constr	160	148	149	137	133	27
Total Comm	2,475	2,409	2,378	2,337	2,318	157
Resi Mortgage	1,312	1,313	1,316	1,309	1,278	34
Resi Constr	302	318	328	318	332	(30)
Consum / Install	321	316	307	303	261	60
Total Loans	$ 4,410	$ 4,356	$ 4,329	$ 4,267	$ 4,189	$ 221

	2013	2012	2011	2010	2009
ANNUAL LOANS - BUSINESS MIX BY CATEGORY					
Commercial:					
Comm & Indus	$ 472	$ 458	$ 428	$ 441	$ 390
Owner Occ'd	1,134	1,131	1,112	980	963
Total C & I	1,606	1,589	1,540	1,421	1,353
Income Prod CRE	623	682	710	781	816
Comm Constr	149	155	164	297	363
Total Comm	2,378	2,426	2,414	2,499	2,532
Resi Mortgage	1,316	1,214	1,135	1,279	1,427
Resi Constr	328	382	448	695	1,050
Consum / Install	307	153	113	131	142
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

	2Q14	1Q14	4Q13	3Q13	2Q13	2Q14 vs. 2Q13
QUARTERLY LOANS - BY REGION						
North Georgia	$ 1,175	$ 1,205	$ 1,240	$ 1,262	$ 1,265	$ (90)
Atlanta MSA	1,305	1,290	1,275	1,246	1,227	78
North Carolina	555	563	572	575	576	(21)
Coastal Georgia	426	425	423	421	397	29
Gainesville MSA	257	262	255	253	256	1
East Tennessee	270	272	280	277	282	(12)
South Carolina	206	131	88	47	34	172
Other (Ind. Auto)	216	208	196	186	152	64
Total Loans	$ 4,410	$ 4,356	$ 4,329	$ 4,267	$ 4,189	$ 221

	2013	2012	2011	2010	2009
ANNUAL LOANS - BY REGION					
North Georgia	$ 1,240	$ 1,364	$ 1,426	$ 1,689	$ 1,884
Atlanta MSA	1,275	1,250	1,220	1,310	1,435
North Carolina	572	579	597	702	772
Coastal Georgia	423	400	346	335	405
Gainesville MSA	255	261	265	312	390
East Tennessee	280	283	256	256	265
South Carolina	88	-	-	-	-
Other (Ind. Auto)	196	38	-	-	-
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

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Non-GAAP Reconciliation Tables

$ in millions

	Operating Earnings to GAAP Earnings Reconciliation				
	2Q14	1Q14	4Q13	3Q13	2Q13
CORE FEE REVENUE					
Core fee revenue	$ 13,938	$ 11,930	$ 13,219	$ 13,966	$ 14,063
Securities gains, net	4,435	217	70	-	-
Losses on prepayment of borrowings	(4,446)				
Gains from sales of low income housing tax credits	-	-	-	-	468
BOLI death benefit gain	-	-	-	86	1,366
Mark to market on deferred compensation plan assets	216	29	230	173	46
Fee revenue (GAAP)	**$ 14,143**	**$ 12,176**	**$ 13,519**	**$ 14,225**	**$ 15,943**
CORE OPERATING EXPENSE					
Core operating expense	$ 40,131	$ 38,749	$ 41,193	$ 39,325	$ 42,067
Foreclosed property expense	102	116	191	194	5,151
Severance	83	156	-	405	1,559
Mark to market on deferred compensation plan liability	216	29	230	173	46
Operating expense (GAAP)	**$ 40,532**	**$ 39,050**	**$ 41,614**	**$ 40,097**	**$ 48,823**
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS					
Tangible common equity to tangible assets	9.58 %	9.22 %	8.99 %	9.02 %	6.30 %
Effect of preferred equity	-	.28	2.60	2.74	2.83
Tangible equity to tangible assets	9.58	9.50	11.59	11.76	9.13
Effect of goodwill and other intangibles	.03	.02	.03	.04	.06
Equity to assets (GAAP)	9.61 %	9.52 %	11.62 %	11.80 %	9.19 %
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS					
Tangible common equity to risk-weighted assets	13.78 %	13.63 %	13.18 %	13.34 %	13.16 %
Effect of preferred equity	-	-	2.39	4.01	4.11
Tangible equity to risk weighted assets	**13.78**	**13.63**	**15.57**	**17.35**	**17.27**
Effect of deferred tax limitation	(3.71)	(3.92)	(4.26)	(4.72)	(4.99)
Effect of other comprehensive income	.53	.36	.39	.49	.29
Effect of trust preferred	1.03	1.03	1.04	1.09	1.11
Tier I capital ratio (Regulatory)	**11.63 %**	**11.10 %**	**12.74 %**	**14.21 %**	**13.68 %**

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